UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 7, 2008

TransTech Services Partners Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52657	20-5426668
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

445 Fifth Avenue, Suite 30H	10016
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 629-3710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

TransTech Services Partners, Inc.

November 10, 2008

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 7, 2008, Dr. R. C. Krishna was elected to the Board of Directors (the “Board”) of TransTech Services Partners Inc. (the “Company”). A press release announcing Dr. Krishna’s election, dated November 10, 2008, is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransTech Services Partners Inc.

Date: November 10, 2008	By:	/s/ Suresh Rajpal
Name: Suresh Rajpal
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company, dated November 10, 2008, announcing election of Dr. Ranga C. Krishna to its Board of Directors.